Exhibit 99.1

INVESTOR CONTACT	MEDIA CONTACT
Rasmus van der Colff	Alex Andrianopoulos
Guidance Software, Inc.	Guidance Software, Inc.
626-768-4607	626-229-9191
investorrelations@guidancesoftware.com	newsroom@guidancesoftware.com

Guidance Software Reports 2013 Second Quarter Financial Results

•	Revenue: $27.3 million, Non-GAAP net loss of $0.15 per share

•	78 new EnCase® Enterprise platform customers during the second quarter of 2013

•	Named “leader” in Gartner’s Magic Quadrant for eDiscovery Software

PASADENA, Calif. – August 1, 2013 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the second quarter ended June 30, 2013.

Second quarter 2013 financial highlights, calculated in accordance with generally accepted accounting principles (GAAP) include:

•	Revenue of $27.3 million, compared to $31.1 million in the second quarter of 2012

•	SaaS revenues of $2.9 million, compared to $2.8 million in the second quarter of 2012

•	Product revenue of $7.7 million, compared to $12.0 million in the second quarter of 2012

•	Services and maintenance revenue of $16.7 million, an increase of $0.5 million, or 3 percent, from $16.2 million in the second quarter of 2012

•	Net loss of $6.9 million, or ($0.26) per share, compared to a net loss of $1.6 million, or ($0.06) per share, in the second quarter of 2012

On a non-GAAP basis, which excludes share-based compensation and amortization of intangibles, the Company reported a pre-tax net loss of $3.9 million, or ($0.15) per share, in the second quarter of 2013, compared to non-GAAP pre-tax net income of $1.4 million, or $0.05 per diluted share, in the second quarter of 2012.

Guidance Software President and Chief Executive Officer Victor Limongelli said, “We believe that the second quarter marks the low point in the business. We have taken concrete steps to improve performance, and to position the Company for a return to growth next year.” Limongelli continued, “We remain confident in our long-term ‘EnCase Everywhere’ strategy, especially given the number of new customers in the first half of 2013, and we are eagerly anticipating the launch of our fantastic new product, EnCase Analytics, later this quarter.”

Second Quarter 2013 Highlights and Noteworthy Events

•

Guidance Software was once again named a “leader” in Gartner Inc.’s Magic Quadrant for e-discovery software. Guidance’s EnCase® eDiscovery has been placed in the leader’s quadrant every year since the report’s inception, a testament to the value EnCase® delivers to Guidance’s customers and the marketplace.

•

In the second quarter of 2013, the Company added 78 new EnCase® Enterprise customers. The Company also added 16 customers of EnCase eDiscovery or EnCase Cybersecurity, which are built on the EnCase® Enterprise platform.

•

In May, a research report by Forrester Consulting concluded that EnCase® Cybersecurity delivered a significant financial return on investment. In particular, EnCase® Cybersecurity reduced the time to validate and triage cyber threats, and remediate breaches.

•

In the second quarter of 2013, the Company expanded its distribution capabilities through an agreement with COMPUTERLINKS, the next-generation distributor of IT, security, and internet solutions. This agreement broadens the Company’s reach in key markets worldwide, addressing the increasing demand for its enterprise security, e-discovery, and digital investigation solutions.

•

In July 2013, the Company announced it is broadening the scope of its operations across Western Europe to bolster sales, support, and training for its analytics, security, and e-discovery solutions with an in-region office in Munich, Germany and a partnership with a major global distributor.

2013 Financial Outlook:

The Company is revising its guidance for the year ending December 31, 2013, as follows:

•	Revenue for 2013 is expected to be in the range of $112 million to $115 million.

•	Non-GAAP pre-tax earnings for 2013 are expected to be in the range of $0.50 per share loss to $0.42 per share loss.

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. pacific time, 5:00 p.m. eastern time to discuss its quarterly results. Participants should call (877) 303-9850 (North America) or (408) 427-3732 (International) and should dial in at least 5 minutes prior to the conference call.

A webcast and replay of the call may also be found on the Internet through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register. If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (855) 859-2056, passcode 91515823, available from 8:00 pm eastern time, August 1, 2013, through midnight eastern time, August 8, 2013.

About Guidance Software:

Guidance Software is recognized worldwide as the industry leader in digital investigative solutions. Its EnCase® Enterprise platform is used by numerous government agencies, more than 65 percent of the Fortune 100, and more than 40 percent of the Fortune 500, to conduct digital investigations of servers, laptops, desktops and mobile devices. Built on the EnCase Enterprise platform are market-leading electronic discovery and cyber security solutions, EnCase eDiscovery, EnCase Cybersecurity, and EnCase Analytics, which empower organizations to respond to litigation discovery requests, perform sensitive data discovery for compliance purposes, conduct speedy and thorough security incident response, and reveal previously hidden advanced persistent threats or malicious insider activity. For more information about Guidance Software, visit www.encase.com.

EnCase®, EnScript®, FastBloc®, EnCE®, EnCEP®, Guidance Software™ and Tableau™ are registered trademarks or trademarks owned by Guidance Software in the United States and other jurisdictions and may not be used without prior written permission. All other trademarks and copyrights referenced in this press release are the property of their respective owners.

Notes to Unaudited Condensed Consolidated Statements of Operations:

Guidance Software reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, we present in this release total non-GAAP revenue, gross profit, operating expenses, operating income (loss) and net income (loss), as well as non-GAAP net income (loss) per share. Total non-GAAP revenue consists of GAAP revenue as reported and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes. Non-GAAP gross profit consists of GAAP gross profit as reported and adds back the acquisition-related deferred revenue adjustment and stock-based compensation expense booked for GAAP purposes. Non-GAAP operating income (loss) consists of GAAP operating income (loss) as reported and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes and excludes amortization of intangibles, acquisition-related expenses and share-based compensation expense. Non-GAAP net income (loss) consists of GAAP operating income (loss) as reported and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes and excludes amortization of intangibles, acquisition-related expenses and share-based compensation expense.

Non-GAAP net income (loss) also excludes the tax provision.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net income (loss) and net income (loss) per share calculated in accordance with GAAP.

Accordingly, management and the Board of Directors do not consider these excluded costs for purposes of evaluating the performance of the business, and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Acquisition-related Deferred Revenue. Acquisition-related deferred revenue adjustment reflects the fair value adjustment to deferred revenues acquired in business combinations. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin, to perform services related to the acquiree’s software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the acquisition date. Guidance Software adds back this deferred revenue for its non-GAAP financial measures because it believes the inclusion of this amount directly correlates to the underlying performance of Guidance Software operations and facilitates comparisons of pre-merger results of legacy Guidance Software and CaseCentral to that of the Company’s post-merger results.

Acquisition-related Expenses. Acquisition-related expenses are fees and expenses, including legal, investment banking and accounting fees and other integration-related expenses, incurred in connection with announced transactions. Guidance Software excludes acquisition-related expenses from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods.

Amortization of Intangibles. Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions. Guidance Software excludes acquisition-related amortization expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and the related amortization expense will recur in future periods.

Stock-based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Guidance Software excludes stock-based compensation expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and such expense will recur in future periods.

Forward Looking Statements:

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for Guidance Software’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable. There are also risks that Guidance Software’s pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance Guidance Software’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact Guidance Software’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company specifically disclaims any responsibility for updating these forward-looking statements.

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenues:
Product revenue	$7,695	$12,042	$15,225	$22,551
Subscription revenue	2,909	2,843	5,491	4,068
Services and maintenance revenue	16,702	16,183	33,534	30,468

Total revenues	27,306	31,068	54,250	57,087

Cost of revenues:
Cost of product revenue	1,733	1,904	3,501	3,587
Cost of subscription revenue	1,054	1,283	2,180	1,869
Cost of services and maintenance revenue	6,968	6,097	13,529	11,547

Total cost of revenues	9,755	9,284	19,210	17,003

Gross profit	17,551	21,784	35,040	40,084

Operating expenses:
Selling and marketing	10,412	9,914	19,865	18,551
Research and development	7,123	6,294	14,667	11,584
General and administrative	4,615	5,092	9,884	11,312
Depreciation and amortization	1,993	1,964	3,690	3,590

Total operating expenses	24,143	23,264	48,106	45,037

Operating income (loss)	(6,592)	(1,480)	(13,066)	(4,953)
Interest income and other, net	3	(8)	9	(1)

Income (loss) before income taxes	(6,589)	(1,488)	(13,057)	(4,954)
Income tax provision	51	75	116	209

Net income (loss)	$(6,640)	$(1,563)	$(13,173)	$(5,163)

Net income (loss) per share—basic	$(0.26)	$(0.06)	$(0.51)	$(0.21)

Net income (loss) per share—diluted	$(0.26)	$(0.06)	$(0.51)	$(0.21)

Shares used in per share calculation—basic	25,802	24,767	25,657	24,274

Shares used in per share calculation—diluted	25,802	24,767	25,657	24,274

Supplemental Financial Data
Non-GAAP income (loss) before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation and amortization of intangibles	$(3,933)	$1,421	$(7,847)	$1,982

Non-GAAP income (loss) per share before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation and amortization of intangibles
Basic	$(0.15)	$0.06	$(0.31)	$0.08

Diluted	$(0.15)	$0.05	$(0.31)	$0.08

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Calculation of pre-tax non-GAAP (loss) income:
GAAP net income (loss)	$(6,640)	$(1,563)	$(13,173)	$(5,163)
Add:
Income tax provision	51	75	116	209
Acquisition-related expense	—	232	—	2,206
Acquisition-related deferred revenue adjustment	—	421	253	628
Amortization of intangibles	760	797	1,322	1,346
Share-based compensation expense (including related payroll taxes paid by the Company)	1,896	1,459	3,635	2,756

Non-GAAP income (loss) before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation and amortization of intangibles	$(3,933)	$1,421	$(7,847)	$1,982

Non-GAAP income (loss) per share before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation and amortization of intangibles
Basic	$(0.15)	$0.06	$(0.31)	$0.08

Diluted	$(0.15)	$0.05	$(0.31)	$0.08

Shares used in per share calculations:
Basic	25,802	24,767	25,657	24,274

Diluted	25,802	26,139	25,657	25,800

Detail of Share-based Compensation Expense:
Cost of product revenue	$33	$24	65	47
Cost of subscription revenue	46	50	90	70
Cost of service and maintenance revenue	349	261	671	479
Selling and marketing	537	432	979	809
Research and development	474	335	935	625
General and administrative	457	357	895	726

Total share-based compensation expense	$1,896	$1,459	3,635	2,756

Detail of Acquisition-related Expense:
General and administrative	$—	$232	—	2,206

Detail of Acquisition-related Deferred Revenue Adjustment:
Subscription revenue	$—	$318	193	485
Services and maintenance revenue	—	103	60	143

Total acquisition-related deferred revenue adjustment	$—	$421	253	628

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Total revenues, as reported	$27,306	$31,068	$54,250	$57,087
Acquisition-related deferred revenue adjustment	—	421	253	628

Total non-GAAP revenues	$27,306	$31,489	$54,503	$57,715

Gross profit, as reported	$17,551	$21,784	$35,040	$40,084
Acquisition-related deferred revenue adjustment	—	421	253	628
Share-based compensation	428	335	826	596

Gross profit adjustment	428	756	1,079	1,224

Total non-GAAP gross profit	17,979	$22,540	$36,119	$41,308

Total operating expenses, as reported	$24,143	$23,264	$48,106	$45,037
Amortization of intangibles	(760)	(797)	(1,322)	(1,346)
Acquisition-related expenses	—	(232)	—	(2,206)
Share-based compensation	(1,468)	(1,124)	(2,809)	(2,160)

Operating expense adjustment	(2,228)	(2,153)	(4,131)	(5,712)

Total non-GAAP operating expenses	$21,915	$21,111	$43,975	$39,325

Operating income, (loss) as reported	$(6,592)	$(1,480)	$(13,066)	$(4,953)
Gross profit adjustment	428	756	1,079	1,224
Operating expense adjustment	2,228	2,153	4,131	5,712

Total non-GAAP operating income (loss)	$(3,936)	$1,429	$(7,856)	$1,983

Net income, (loss) as reported	$(6,640)	$(1,563)	$(13,173)	$(5,163)
Gross profit adjustment	428	756	1,079	1,224
Operating expense adjustment	2,228	2,153	4,131	5,712
Income tax provision	51	75	116	209

Total non-GAAP net income (loss)	$(3,933)	$1,421	$(7,847)	$1,982

Net income (loss) per share-diluted, as reported	$(0.26)	$(0.06)	$(0.51)	$(0.21)

Non-GAAP net income (loss) per share-diluted	$(0.15)	$0.05	$(0.31)	$0.08

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$23,032	$32,606
Trade receivables, net	17,113	23,558
Inventory	1,739	2,008
Prepaid expenses and other current assets	5,917	3,753

Total current assets	47,801	61,925

Long-term assets:
Property and equipment, net	18,542	10,227
Intangible assets, net	11,089	12,411
Goodwill	14,632	14,632
Other assets	1,520	2,026

Total long-term assets	45,783	39,296

Total assets	$93,584	$101,221

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,120	$3,058
Accrued liabilities	11,196	12,929
Capital lease obligations	279	393
Deferred revenues	34,195	37,337

Total current liabilities	53,790	53,717

Long-term liabilities:
Rent incentives	4,574	730
Capital lease obligations	66	181
Deferred revenues	5,015	6,115
Contingent earn-out	413	569
Deferred tax liabilities	935	889

Total long-term liabilities	11,003	8,484

Stockholders’ equity:
Common stock	25	25
Additional paid-in capital	98,061	93,037
Treasury stock	(10,724)	(8,644)
Accumulated deficit	(58,571)	(45,398)

Total stockholders’ equity	28,791	39,020

Total liabilities and stockholders’ equity	$93,584	$101,221

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Six Months Ended
	June 30,
	2013	2012
Operating Activities:
Net loss	$(13,173)	$(5,163)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation & amortization	3,691	3,590
Provision for doubtful accounts	150	100
Share-based compensation	3,635	2,756
Deferred taxes	693	96
Loss on disposal of assets	41	18
Changes in operating assets and liabilities:
Trade receivables	6,295	2,788
Inventory	269	(567)
Prepaid expenses and other assets	(1,847)	(29)
Accounts payable	1,493	(35)
Accrued liabilities	1,726	(1,164)
Deferred revenues	(4,242)	(4,492)

Net cash used in operating activities	(1,269)	(2,102)

Investing Activities:
Purchase of property and equipment	(7,157)	(1,424)
Acquisition, net of cash acquired	—	(9,642)

Net cash used in investing activities	(7,157)	(11,066)

Financing Activities:
Proceeds from the exercise of stock options	1,389	1,919
Common stock repurchased or withheld	(2,079)	(1,198)
Principal payments on capital lease and other obligations	(458)	(684)

Net cash (used in) provided by financing activities	(1,148)	37

Net decrease in cash and cash equivalents	(9,574)	(13,131)
Cash and cash equivalents, beginning of period	32,606	37,048

Cash and cash equivalents, end of period	$23,032	$23,917

GUID-F